UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF
THE SECURITIES AND EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 2, 2007

ALL-STATE PROPERTIES L.P.
(Exact name of registrant as specified in charter)

Delaware
0-12895
59-2399204
(State or other
jurisdiction of
incorporation)
(Commission File
Number)
(IRS Employer
Identification No.)

4201 North Federal Highway, Suite B, Pompano Beach, FL 33064
(Address of principal executive offices)

(954) 941-2290
(Registrant?s telephone number, including area code)

Copy to:
Robert C. Brighton, Jr., Esq.
Ruden McClosky Smith Schuster & Russell, P.A.
200 East Broward Boulevard
Fort Lauderdale, FL  33301
Phone: (954) 527-2473
Fax: (954) 333-4073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

??
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

?
Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

?
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

?
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

        As previously reported, on March 14, 2007, the Company entered into an Acquisition Agreement (the ?Agreement?) with Hubei Longdan (Delaware), Inc., a Delaware corporation that is a wholly-owned subsidiary of the Company (?Longdan Delaware?), Hubei Longdan Biological Medicine Technology Co., Ltd., a company organized under the laws of the Peoples Republic of China (?Longdan?), and Longdan International Inc., a corporation formed under the laws of Nevis (?Longdan International?).

        The Agreement contemplated that the Company would convert from a Delaware limited partnership to a newly-formed Delaware corporation to be called Longdan International Holding, Inc. (?LIH?) and Longdan International would merge with and into Longdan Delaware. At the Merger Effective Time (as defined in the Agreement), the shareholders of Longdan were to issue shares representing approximately eighty nine percent (89%) of the capital stock of the Company and the Company?s shareholders will hold shares representing approximately eleven percent (11%) of the capital stock of the Company, in each case, on an ?as if converted basis.?

        Under the terms of the Agreement, Longdan was required to pay all of the Company?s expenses relating to the Acquisition, as well as expenses relating to maintenance of the Company and its registration as a public company. These requirements were a condition to closing the transactions contemplated by the Agreement. On October 31, 2007, the chairman of Longdan advised the Company that it was unwilling or unable to fulfill its contractual commitment to pay these expenses. Accordingly, on October 31, 2007, the Company announced in a press release its intention to terminate the Agreement with Longdan based on this breach. See Exhibit 10.1 attached hereto. On November 2, 2007, the Company sent a Notice of Termination to Longdan. See Exhibit
10.2 attached hereto. In addition, on November 2, 2007, the Company received an email from Longdan indicating its desire to terminate the Agreement. See Exhibit 10.3 attached hereto.

        As previously stated, since the contemplated acquisition will not occur, the Company currently intends to begin the process of dissolution of the Company. The Company has no assets and no liabilities except as relates to certain legal and accounting expenses, and certain other administrative expenses relating to maintenance of its existence for purposes of the proposed transaction. Since Longdan has stated it will not provide funds for these expenses, the General Partner of the Company has indicated that he will provide these funds.













ITEM 9.01 	FINANCIAL STATEMENTS AND EXHIBITS

(a)
Financial Statements of Businesses Acquired.

        Not applicable.

(b)
Pro Forma Financial Information.

        Not applicable.
(c)  Shell Company Transactions.
        Not applicable.
(d) Exhibits
        Please see the Exhibit Index following the Signature Page for the Exhibits included with this Report.







SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



ALL-STATE PROPERTIES L.P.



BY:
/s/ STANLEY R. ROSENTHAL


Stanley R. Rosenthal, General Partner

Dated: November 6, 2007








EXHIBIT INDEX

Exhibit No.		Description of Document

10.1	Press Release dated October 31, 2007.
10.2	Notice of Termination of the Acquisition Agreement
dated November 2, 2007, by All-State Properties
L.P.
10.3	Letter dated November 2, 2007 from Hubei Longdan
Medicine Technology Co., Ltd.


Exhibit 10.1

FOR IMMEDIATE RELEASE


ALL-STATE PROPERTIES, L.P. ANNOUNCES TERMINATION OF REVERSE MERGER WITH CHINESE PHARMACEUTICAL COMPANY


Pompano Beach, Florida. October 31, 2007.  All-State Properties,
L.P. announced today  the termination of its agreement with Hubei
Longdan Biological Medicine Technology Co., Ltd. which contemplated a reverse merger with the private Chinese pharmaceutical company.

Under the terms of the Acquisition Agreement, Hubei Longdan is obligated to pay all of All-State?s expenses relating to the transaction, as well as expenses relating to maintenance of the company and its registration as a public company. In a letter dated today, the chairman of Hubei Longdan advised the company that it was unable or at least unwilling to fulfill its contractual commitment to pay these expenses.

Accordingly, All-State will terminate the Acquisition Agreement based on this breach. As previously mentioned in its filings with the Securities and Exchange Commission, the company intends to dissolve itself now that the Acquisition Agreement has been terminated.

Contact:	Stanley R. Rosenthal,
		General Partner
	 	All-State Properties, L.P.
		954-941-2290




Exhibit 10.2

ALL-STATE PROPERTIES L.P.
P.O. Box 5524
Fort Lauderdale, FL 33310-5524
Telephone:  954-941-2290

November 2, 2007



Hubei Longdan Biological Medicine Technology Co. Ltd.
Floor 21, Jiangtian Building
No. 586 Wuluo road, Wuchang District
Wuhan, Hubei 430070
People?s Republic of China
Attention: Mr. Zhilin Zhang, President

	Re: Notice of Breach and Termination of Acquisition Agreement

Ladies and Gentlemen:

	Reference is made to that certain Acquisition Agreement dated as of March 14, 2007 (the ?Agreement?) by and among All-State Properties L.P. (the ?Company?), Hubei Longdan (Delaware), Inc., Hubei Longdan Biological Medicine Technology Co., Ltd. (?Hubei Longdan?) and Longdan International Inc.

	Under the terms of the Acquisition Agreement, Hubei Longdan is obligated to pay the Company?s costs from the time of the final distribution to its partners until closing or termination of the Agreement. In addition, Hubei Longdan is obligated to pay the Company?s legal expenses in advance in connection with the transactions contemplated by the Agreement. Further it is a condition to closing of the transactions contemplated by the Agreement that Hubei Longdan comply with these requirements.

	Longdan has indicated that it is unwilling or unable to pay these expenses and the Company is unable and unwilling to pay these expenses.

	Accordingly, in accordance with Section 8.01(b) of the Agreement, the Company hereby terminates the Agreement.
					Sincerely,

					ALL-STATE PROPERTIES L.P.




					By:	   /s/ Stanley R. Rosenthal
						Stanley R. Rosenthal, its General Partner

Cc:	Mr. Andrew Chien
	Robert C. Brighton, Jr., Esq.




Exhibit 10.3

c/o Andrew Chien

To:
Stanley Rosenthal
General Partner
All-State Properties L.P
P.O. Box 5524
Fort Lauderdale, FL 33310-5524


Subject:  Notice of Termination.


Dear Mr. Rosenthal:

This is a Notice of Termination of the Merger Agreement with All-State Properties LP Dated March 15, 2007.

Please contact your legal representative and Mr. Chien if you have further question.

Sincerely yours,

   /s/ Zhilin Zhang

Zhilin Zhang, President
Hubei Longdan

Date:  November 2, 2007





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